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                                                                   EXHIBIT 10.11
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                            ALCAN ALUMINIUM LIMITED


                            DEFERRED SHARE UNIT PLAN

                                      FOR

                            NON-EXECUTIVE DIRECTORS


                    Adopted with effect from 1 January 1997





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         1.      PURPOSE AND DEFINITIONS

         1.1     Purpose

                 The purpose of this Plan is to enhance the Company's ability to attract and retain talented individual to serve as members of the Board of Directors of the Company and to promote a greater alignment of interests between Members and the Shareholders of the Company.

         1.2     Definitions

                 Unless the context indicates otherwise, the following terms have the following meanings:

                 (a) "Account" means a book account maintained by the Company reflecting the Units credited to each Member pursuant to Article 4.1.

                 (b) "Average Share Price" means the average of the closing sale prices for board lots for the Shares on The Montreal Exchange and The Toronto Stock Exchange and for record lots for the Shares as reported on the New York Stock Exchange - Consolidated Trading, on each day during the last five trading days prior to either the dividend declaration date (pursuant to Article 4.1.2) or the redemption date (pursuant to
                          Article 4.2.1), any currency conversion being made at the Bank of Canada noon rate of exchange on the relevant day.

                 (c)      "Board" means the board of directors of the Company.

                 (d) "Committee" means any committee of the Board and any successor committee (and includes the Personnel Committee).

                 (e) "Company" means Alcan Aluminium Limited and any successor corporation whether by amalgamation, merger or otherwise.

                 (f)      "Director" means a director of the Company.





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                 (g)      "Employee" means an employee of the Company or of any
                          company in which the Company holds more than fifty percent of the outstanding voting shares.

                 (h) "Fees" means any and all fees paid in cash by the Company to a Director during a financial year for his service as a Director, Chairman of the Board, a Member of a Committee, or Chairman of such a Committee.

                 (i) "Member" means an individual who joins the Plan in accordance with Article 3.

                 (j) "Non-Executive Director" means a Director of the Company who is not an Employee of the Company nor of any company in which the Company holds more than fifty percent of the outstanding voting shares.

                 (k) "Personnel Committee" means the Personnel Committee of the Board and any successor committee.

                 (l) "Plan" means this Alcan Aluminium Limited Deferred Share Unit Plan for Non-Executive Directors, as amended by the Board from time to time.

                 (m) "Quarter" means a period of three consecutive calendar months commencing on the first day of the months of January, April, July or October, as the case may be.

                 (n) "Retirement Date" means the date on which a Member ceases to be a Director (subject to Article 4.5.1).

                 (o)      "Secretary" means the Secretary of the Company.

                 (p)      "Share" means a Common Share of the Company.

                 (q) "Spouse" means the person who, on the day preceding the death of a Member, is the person who has been designated in accordance with Article 5.1 of the Plan and who is legally married to the Member or, in the event the Member is not married, the person who qualifies as a spouse under the laws applying to the Plan.





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                 (r)      "Unit" means a unit of measurement for record-keeping
                          purposes under the Plan, and shall include fractional units.

2.       CONSTRUCTION AND INTERPRETATION

         2.1     The effective date of the Plan shall be 1 January 1997.

         2.2 The Plan shall be governed and interpreted in accordance with the laws of the Province of Quebec and the applicable laws of Canada.

         2.3 If any provision of the Plan is determined to be void or unenforceable in whole or in part, such determination shall not affect the validity or enforcement of any other provision or part thereof.

         2.4 Headings are for reference purposes only and do not limit or extend the meaning of the provisions of the Plan.

         2.5 References to the masculine include the feminine; references to the singular shall include the plural and vice versa.


3.       ELIGIBILITY, MEMBERSHIP AND RETIREMENT

         3.1 Every person who is a Non-Executive Director on 1 January 1997 shall be eligible to become a Member as of that date.

         3.2 Every person who becomes a Non-Executive Director after 1 January 1997 shall be eligible to become a Member as of the date he becomes such a Director.

         3.3 Upon becoming eligible to become a Member, the Director shall signify his intention of becoming a Member by signing a form prescribed for this purpose and delivering it to the Secretary. Membership of the Plan becomes effective upon receipt by the Secretary of such duly executed prescribed form.

         3.4 Subject to Article 4.5.1, a Member shall be deemed to retire on the date he ceases to be a Director.





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         3.5     Nothing herein shall be deemed to give any Member the right to be retained as a Director of the Company.

4.       BENEFITS

         4.1     Calculation of Benefits


                 4.1.1    Quarterly Grant of Units

                          Effective 1 January 1997, each Member will be granted Units on a quarterly basis for his service as a Non-Executive Director as follows:

                          *       for Board membership:             62.5 Units per Quarter,
                          *       for Committee membership:         12.5 Units per Quarter in addition to
                                                                    the foregoing, and
                          *       for Committee chairmanship:       15 Units per Quarter in addition to
                                                                    both of the foregoing.

                          A Non-Executive Director serving as Chairman of the Board will be granted 300 Units per Quarter in lieu of all of the above.

                          Units granted to a Member pursuant to this Article
                          4.1.1 shall be credited to the Member's Account on the first day following the end of every applicable Quarter.

                          If a Member serves on the Board or on any Committee for part of a Quarter, Units will be granted to the Member for the full Quarter.

                 4.1.2    Additional Units

                          In respect of every cash dividend declared on the Shares, each Member's Account will be credited with an additional number of Units, determined as follows:

                          Units held in each respective Account on dividend declaration date multiplied by





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                                                                   EXHIBIT 10.11
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                          a dollar amount equal to the dividend declared per
                          Share divided by the Average Share Price.

                          The credit of such additional Units shall be made on the dividend declaration date.

                 4.1.3    Certain Adjustments

                          In the event of a reorganization, recapitalization, reclassification, stock split, stock dividend, combination of shares, merger, amalgamation or consolidation, or the sale, conveyance, lease or other transfer by the Company of all or substantially all of the assets of the Company, pursuant to any of which such events the then outstanding Shares are split or combined or changed into, become exchangeable at the holder's election for, or entitle the holder thereof to, other shares of stock, or any similar change in the Shares or other similar event, each Member's Account shall be adjusted in an equitable manner to reflect such change or other event. Such adjustment shall be made by the Personnel Committee and shall be conclusive and binding for all purposes of the Plan. Except as provided for in this Article, Members shall have no other rights as a result of any change in the Shares or of any other event.


         4.2     Payment of Benefits on Retirement

                 4.2.1 On a Member's Retirement Date, the Member will be able to redeem the Units credited to its Account by filing a written notice of redemption with Alcan, specifying a redemption date of at least five business days from the delivery of the said notice to Alcan but no later than 15 December of the first calendar year commencing after the Director's Retirement Date. The Units credited to such Member's Account will then be multiplied by the Average Share Price on such redemption date. In any event, the payment of the Member's





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                                                                   EXHIBIT 10.11
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                          benefits under the Plan will take place no later than
                          31 December of the first calendar year commencing after the Director's Retirement Date.

                          If a Member fails to advise the Company of his selection of a redemption date within the above-mentioned period, the redemption date shall be considered to be 15 December of the first calendar year commencing after the Director's Retirement Date.

                 4.2.2 The value of the redeemed Units shall be paid by the Company to the Member as soon as possible after the determination of the redemption date and the deduction of appropriate taxes; at the Member's option, in either:

                                  a) cash,

                                  b) Shares, or

                                  c) a combination thereof.

                          In the case of a payment in Shares, the Company will purchase the Shares on the open market, through a broker, on behalf of the Member.


         4.3     Benefit Before Retirement

                 4.3.1    Death

                          In the event of death of a Member prior to Retirement Date, the Spouse of such Member, or where there is no surviving Spouse the Member's legal representative, shall be able to redeem the Units credited to the Member's Account by filing a written notice of redemption with Alcan, specifying a redemption date of at least five business days from the delivery of the said notice to Alcan but no later than 15
                          December of the first calendar year commencing after the death of the Member. The same conditions of payment will then apply to the Spouse (or the Member's legal representative, as the case may be) as they would have applied to the Member had he retired on that date.





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         4.4     Death After Retirement
         In the event that a Member dies after Retirement Date, the Spouse of such Member, or where there is no surviving Spouse the Member's legal representative, shall, provided the Member had not already done so, be able to redeem the Units credited to the Members Account by filing a written notice of redemption with Alcan, specifying a redemption date of at least five business days from the delivery of the said notice to Alcan but no later than 15 December of the first calendar year commencing after the death of the Member. The same conditions of payment will then apply to the Spouse (or the Member's legal representative, as the case may be) as they would have applied to the Member.

         4.5     Suspension of Benefits upon becoming an Employee

                 4.5.1    Director becoming an Employee

                          If a Member becomes an Employee but continues to be a Director, his membership in the Plan shall be suspended effective the date of the commencement of his employment and shall resume upon termination of such employment.

                          If prior to the termination of his employment, such Employee Director ceases to be a Director, such Member will be deemed to retire on the date he ceases to be an Director.

         4.6     Taxes

                 All benefits paid under the Plan are subject to applicable tax legislation.

         4.7     Currency

                 4.7.1 Unless Article 4.7.2 applies, all benefits under the Plan shall be determined in the same currency as the Fees.

                 4.7.2 A Member or his Spouse, or where there is no surviving Spouse the Member's legal representative, may request the Company to pay his benefits in a currency other than the designated currency under
                          Article 4.7.1, in which event the currency conversion shall be made at the Bank of Canada noon rate of exchange on the day preceding the date of payment.





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5.       BENEFICIARIES AND CLAIMS FOR BENEFITS

         5.1 Every Member, upon becoming a Member, shall advise the Company in writing of the name and address of his Spouse on a prescribed form. Every Member shall advise the Company of any change in such information.

         5.2 In the event of death of a Member, the benefits under the Plan shall only be paid to the Spouse of such Member as named on the latest filing on prescribed form which has been delivered to the Secretary.


6.       ADMINISTRATION

         6.1 Unless otherwise determined by the Board, the Plan shall remain an unfunded obligation of the Company and all benefits payable to Members under the Plan represent merely unfunded, unsecured promises of the Company to pay a sum of money to the Members in the future.

         6.2 The Plan shall be administered by the Personnel Committee and any question regarding the proper administration of the Plan or the construction of any term of the Plan shall be resolved by the Personnel Committee, in its sole discretion.

         6.3 The Plan may be amended or terminated at any time by the Board, except as to rights already accrued hereunder by the Members.

         6.4 For the purpose of the above Article 6.3, the accrued right in respect of a Member prior to his Retirement Date shall be a right to receive benefits in accordance with the terms of the Plan up to but excluding the date of the amendment or termination of the Plan.

         6.5 The Company shall keep accurate and detailed records of all transactions for all Accounts and provide quarterly benefit statements to Members.





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         6.6     All expenses associated with the establishment, maintenance and termination of this Plan shall be borne by the Company.


7.       NON-ALIENATION

         7.1 Except as provided for herein, no transfer by a Member of any right to any payment or benefit under the Plan, whether voluntary or involuntary, by operation of law or otherwise, and whether by means of alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance or any kind, shall vest the transferee with any interest or right, and any attempt to so alienate, sell, transfer, pledge, attach, charge or otherwise encumber any such amount, whether presently or thereafter payable shall be void and of no force or effect.


                         ______________________________





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                               (FORM FOR JOINING)




The Secretary
Alcan Aluminium Limited
Montreal, Canada


I, _________________________ , a Director of Alcan Aluminium Limited, hereby elect to become a member of the Alcan Aluminium Limited Deferred Share Unit Plan for Non-Executive Directors ("Plan").

I hereby designate the following person as my Spouse for purposes of the Plan:

                 Name:            ____________________

                 Address:         ____________________

                                  ____________________

                                  ____________________

Under the terms of the Plan, I reserve the right to revoke this designation and to designate another person as my Spouse.



                                                       _________________________
                                                                 Signature


                                                       _________________________
                                                                    Date





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                   (FORM FOR CHANGING DESIGNATION OF SPOUSE)




The Secretary
Alcan Aluminium Limited
Montreal, Canada


I, ________________________, being a member of the Alcan Aluminium Limited Deferred Share Unit Plan for Non-Executive Directors ("Plan") revoke the designation of ____________________ as my Spouse for purposes of the Plan and designate instead:

                 Name:            ____________________

                 Address:         ____________________

                                  ____________________

                                  ____________________

as my Spouse for purposes thereof.

Under the terms of the Plan, I reserve the right to revoke this designation and to designate another person as my Spouse.


                                                       _________________________
                                                                 Signature


                                                       _________________________
                                                                    Date